UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 30, 2015

THE ALKALINE WATER COMPANY INC.
Exact name of registrant as specified in its charter)

Nevada	000-55096	EIN 99-0367049
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

7730 E Greenway Road Ste. 203
Scottsdale, AZ 85260
(Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code: (480) 656-2423

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

As of November 30, 2015, we entered into a loan agreement (the “Loan Agreement”) with Neil Rogers (the “Lender”), whereby the Lender loaned $750,000 to our company in exchange for a non-negotiable promissory note in the principal amount of $750,000 (the “Note”).  The Note bears interest at the rate of 15% per annum and matures on the date that is 60 days after November 30, 2015.

The Loan Agreement provides that our obligations to the Lender will be secured by an escrow agreement, pursuant to which we will deposit into escrow a certificate representing $1.5 million worth of shares of our common stock. As of November 30, 2015, we entered into the escrow agreement (the “Escrow Agreement”) with the Lender and an escrow agent.

Pursuant to the Escrow Agreement, we intend to deposit a share certificate (the “Certificate”) representing 26,315,789 shares of our common stock (the “Escrowed Shares”), valued at $1.5 million, to the escrow agent. Pursuant to the Escrow Agreement, (i) in the event that there is any event of default that is not cured in accordance with the Loan Agreement, the escrow agent is to deliver the Certificate to the Lender and (ii) in the event that our company repays the loan pursuant to the Loan Agreement and there is no event of default that is not cured in accordance with the Loan Agreement at the time of repayment, the escrow agent is to deliver the Certificate to the transfer agent of our company and request the transfer agent to cancel the Escrowed Shares.

Pursuant to the Loan Agreement, we also granted piggyback registration rights to the Lender with respect to the Escrowed Shares.

We intend to issue these securities to one non-U.S. person (as that term is defined in Regulation S of the Securities Act of 1933) in an offshore transaction relying on Regulation S and/or Section 4(a)(2) of the Securities Act of 1933.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 of this current report on Form 8-K is responsive to this item.

Item 3.02  Unregistered Sales of Equity Securities.

The information contained in Item 1.01 of this current report on Form 8-K is responsive to this item.

Item 9.01  Financial Statements and Exhibits

(d)           Exhibits

10.1           Loan Agreement dated November 30, 2015 with Neil Rogers
10.2           Promissory Note dated November 30, 2015 issued to Neil Rogers
10.3           Escrow Agreement dated November 30, 2015 with Neil Rogers and Escrow Agent

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE ALKALINE WATER COMPANY INC.

/s/ Richard A. Wright
Richard A. Wright
Vice-President, Secretary, Treasurer and Director

December 4, 2015